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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) -- February 27, 2001


                        COMMISSION FILE NUMBER: 0 - 22074


                           NATIONAL RECORD MART, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                   11-2782687
      (State or jurisdiction of                (IRS Employer Identification No.)
   incorporation or organization)


                                507 FOREST AVENUE
                        CARNEGIE, PENNSYLVANIA 15106-2873
          (Address of principal executive offices, including zip code)


                                 (412-276-6200)
              (Registrant's telephone number, including area code)


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                           NATIONAL RECORD MART, INC.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (b) New independent accountant

         On February 22, 2001 National Record Mart, Inc. engaged BDO Seidman, LLP as the independent accountant to act as the principal accountant to audit NRM's financial statements. As NRM previously reported in its Form 8-K (Date of Report (Date of Earliest Event Reported) -- November 10, 2000), on November 10, 2000, Ernst & Young LLP, the independent accountant previously engaged as the principal accountant to audit the financial statements of NRM, resigned.



SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                      NATIONAL RECORD MART, INC.


                                      By:  Theresa Carlise
                                           -------------------------------------
                                           Theresa Carlise
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)


                                      Date: February 27, 2001